UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 26, 2020

iCAD, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-09341	02-0377419
(Commission File Number)	(IRS Employer Identification No.)

98 Spit Brook Road, Suite 100, Nashua, New Hampshire	03062
(Address of Principal Executive Offices)	(Zip Code)

(603) 882-5200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ICAD	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 26, 2020, iCAD, Inc. (the “Company”) held its annual meeting of stockholders (the “Meeting”). The total number of shares entitled to vote at the Meeting was 22,867,121 and there were present at the Meeting, in person or by proxy, 18,531,978 shares, which constituted a quorum for the Meeting. At the Meeting, the stockholders voted:

(1) to elect Michael Klein, Nathaniel Dalton, Dr. Rakesh Patel, Andy Sassine and Dr. Susan Wood to the board of directors of the Company until the next annual meeting of stockholders;

(2) to approve and adopt an amendment to the Company’s Certificate of Incorporation to increase the authorized shares of common stock from 30,000,000 to 60,000,000;

(3) to approve, by non-binding advisory vote, the resolution approving named executive officer compensation; and

(4) to ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm, for the fiscal year ending December 31, 2020.

The final results of the stockholders votes at the Meeting are set forth below:

Proposal 1: Election of Directors

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Michael Klein	9,861,047	372,277	8,298,654
Nathaniel Dalton	9,238,472	994,852	8,298,654
Dr. Rakesh Patel	8,671,311	1,562,013	8,298,654
Andy Sassine	8,821,651	1,411,673	8,298,654
Dr. Susan Wood	9,841,642	391,682	8,298,654

Proposal 2: Amendment of Certificate of Incorporation

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
18,018,536	477,410	36,032	n/a

Proposal 3: Approval of Resolution Approving Named Executive Officer Compensation

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
9,731,491	438,040	63,793	8,298,654

Proposal 4: Ratification of Appointment of BDO USA, LLP as Independent Registered Public Accounting Firm

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
18,143,134	368,556	20,288	n/a

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

iCAD, INC. (Registrant)
By:	/s/ Michael Klein
Michael Klein Chief Executive Officer

Date: July 2, 2020

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